PROVISION FOR INCOME TAXES	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
PROVISION FOR INCOME TAXES
10.	PROVISION FOR INCOME TAXES

Components of earnings from continuing operations before income taxes and the provision (benefit) for U.S. and other income taxes from continuing operations follow:

	For years ended December 31,
(Dollars in millions)	2011	2010	2009

Earnings from continuing operations before income taxes
United States	$717	$465	$111
Outside the United States	163	153	74
Total	$880	$618	$185

Provision (benefit) for income taxes on earnings from continuing operations
United States
Current	$165	$115	$(82)
Deferred	66	29	128
Outside the United States
Current	20	29	17
Deferred	16	16	5
State and other
Current	16	18	(11)
Deferred	(9)	(5)	17
Total	$274	$202	$74

The following represents the deferred tax charge (benefit) recorded as a component of accumulated other comprehensive loss in stockholders' equity.

	For years ended December 31,
(Dollars in millions)	2011	2010	2009

Unrecognized losses and prior service credits for benefit plans	$(15)	$(16)	$(17)
Cumulative translation adjustment	--	3	2
Unrealized gains (losses) on cash flow hedges	(12)	(6)	4
Total	$(27)	$(19)	$(11)

Total income tax expense (benefit) included in the consolidated financial statements was composed of the following:

	For years ended December 31,
(Dollars in millions)	2011	2010	2009

Continuing operations	$274	$202	$74
Discontinued operations	27	10	(14)
Other comprehensive income	(27)	(19)	(11)
Total	$274	$193	$49

Differences between the provision for income taxes on earnings from continuing operations and income taxes computed using the U.S. federal statutory income tax rate follow:

	For years ended December 31,
(Dollars in millions)	2011	2010	2009

Amount computed using the statutory rate	$308	$216	$65
State income taxes, net	2	8	4
Foreign rate variance	(21)	(11)	(3)
Domestic manufacturing deduction	(17)	(14)	5
Change in reserves for tax contingencies	--	--	(5)
General business credits	(5)	(4)	7
Other	7	7	1
Provision for income taxes	$274	$202	$74

The 2011 effective tax rate of 31 percent reflects an $8 million tax benefit recognized due to an increased level of capital investment which qualified for additional state tax credits.

The 2010 effective tax rate of 33 percent reflected a $9 million tax charge associated with a nondeductible, early distribution under the executive deferred compensation plan of previously earned compensation as a result of certain participants electing early withdrawal.

The 2009 effective tax rate of 40 percent reflected an $11 million tax charge associated with the recapture of gasification investment tax credits and a $7 million tax charge associated with a change in accounting method for tax purposes to accelerate timing of deductions for manufacturing repairs expense and a $5 million tax benefit from the reversal of tax reserves due to the expiration of the relevant statute of limitations.

The significant components of deferred tax assets and liabilities follow:

	December 31,
(Dollars in millions)	2011	2010

Deferred tax assets
Post-employment obligations	$562	$512
Net operating loss carryforwards	87	61
Other	27	22
Total deferred tax assets	676	595
Less valuation allowance	(42)	(48)
Deferred tax assets less valuation allowance	$634	$547

Deferred tax liabilities
Depreciation	$(793)	$(781)
Inventory reserves	(44)	(37)
Total deferred tax liabilities	$(837)	$(818)

Net deferred tax liabilities	$(203)	$(271)

As recorded in the Consolidated Statements of Financial Position:
Other current assets	$2	$2
Other noncurrent assets	18	24
Payables and other current liabilities	(13)	(13)
Deferred income tax liabilities	(210)	(284)
Net deferred tax liabilities	$(203)	$(271)

Unremitted earnings of subsidiaries outside the United States, considered to be reinvested indefinitely, totaled $436 million at December 31, 2011.  It is not practicable to determine the deferred tax liability for temporary differences related to those unremitted earnings.

For certain consolidated foreign subsidiaries, income and losses directly flow through to taxable income in the United States.  These entities are also subject to taxation in the foreign tax jurisdictions.  Net operating loss carryforwards exist to offset future taxable income in foreign tax jurisdictions and valuation allowances are provided to reduce deferred related tax assets if it is more likely than not that this benefit will not be realized.  Changes in the estimated realizable amount of deferred tax assets associated with net operating losses for these entities could result in changes in the deferred tax asset valuation allowance in the foreign tax jurisdiction.  At the same time, because these entities are also subject to tax in the United States, a deferred tax liability for the expected future taxable income will be established concurrently.  Therefore, the impact of any reversal of valuation allowances on consolidated income tax expense will only be to the extent that there are differences between the United States statutory tax rate and the tax rate in the foreign jurisdiction.  A valuation allowance of $26 million at December 31, 2011 has been provided against the deferred tax asset resulting from these operating loss carryforwards.

At December 31, 2011, foreign net operating loss carryforwards totaled $205 million.  Of this total, $55 million will expire in 3 to 15 years; and $150 million have no expiration date.

Amounts due to and from tax authorities as recorded in the Consolidated Statements of Financial Position:

	December 31,
(Dollars in millions)	2011	2010

Miscellaneous receivables	$5	$45

Payables and other current liabilities	8	7
Other long-term liabilities	10	9
Total income taxes payable	$18	$16

A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows:

	December 31,
	2011	2010	2009
(Dollars in millions)
Balance at January 1	$9	$6	$11
Additions based on tax positions related to current year	1	5	--
Lapse of statute of limitations	--	(2)	(5)
Balance at December 31	$10	$9	$6

As of December 31, 2011, 2010, and 2009, $10 million, $9 million, and $6 million, respectively, of unrecognized tax benefits would, if recognized, impact the Company's effective tax rate.

Interest, net of tax, related to unrecognized tax benefits is recorded as a component of income tax expense.  As of both January 1, 2011 and 2010, the Company had accrued a liability of approximately $1 million for interest, net of tax and had no accrual for tax penalties.  During 2011 and 2010, the Company recognized no income for interest, net of tax and no penalties associated with unrecognized tax benefits.  At December 31, 2011 and 2010, the Company had accrued balances of $1 million for interest, net of tax benefit and no penalties.

The Company or one of its subsidiaries files U.S. federal tax returns and tax returns in various states and foreign jurisdictions.  With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2008.